Leases (Details) $ in Thousands	Sep. 01, 2020 USD ($)	Jul. 10, 2017 USD ($)
Disclosure of leases [text block] [Abstract]
Square meters		205
Lease fee		$ 65
Description of lease agreement	The lease expired on July 31, 2020. The Company did not exercise its option to extend the Period until July 31, 2023. On September 1, 2020, the Company entered into a one-year lease agreement (“the 2020 Lease”) with a third party for an area of approximately 100 square meters for the Company’s offices in the district of Tel Aviv, Israel. The Company has an option to extend for an additional five-year term. The Company deemed this option as not-reasonably certain to be renewed. The yearly lease fee was set at approximately $44, linked to the NIS.
Bank guarantee amount	$ 44